UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 13, 2023

Date of Report (date of earliest event reported)
APYX MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12183	11-2644611
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
5115 Ulmerton Road, Clearwater, Florida 33760
(Address of principal executive offices, zip code)
(727) 384-2323
(Issuer's telephone number)
_____________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	APYX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01 Entry into a Material Definitive Agreement.

First Amendment to Purchase and Sale Agreement, dated April 12, 2023:

As previously reported by Apyx Medical Corporation (the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 15, 2023, on March 14, 2023 the Company entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with VK Acquisitions VI, LLC (the “Purchaser”), for the sale of the Company’s facility located at 5115 Ulmerton Road, Clearwater, Florida, as more fully described in the Purchase Agreement (collectively, the “Property”) for a purchase price of $7,650,000.

Pursuant to the terms of the Purchase Agreement, the Purchaser initially had thirty (30) days from the date of execution to complete its satisfactory due diligence of the Property (the “Inspection Period”), during which time the Purchaser retained the right to cancel the Purchase Agreement. The initial closing of the transaction was to be held five (5) days following the expiration of the Inspection Period (the “Closing Date”).

On April 13, 2023, the Company and the Purchaser executed an amendment to the Purchase Agreement (the “Amendment”), pursuant to which the parties extended the Inspection Period to 5:00 p.m. Eastern Time on May 4, 2023 and extended the Closing Date to be held on or before May 8, 2023. Except as set forth in the Amendment, all other terms, conditions, and provisions of the Purchase Agreement, remain in full force and effect.

The foregoing is a summary of the material terms of the Amendment and is qualified entirely by reference to the full text of the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.
(d)

Exhibit No.	Description

10.1	First Amendment to Purchase and Sale Agreement, dated April 12, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2023	Apyx Medical Corporation

	By:	/s/ Tara Semb
Tara Semb
Chief Financial Officer, Secretary and Treasurer